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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported)  October 28, 2005
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                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
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             (exact name of registrant as specified in its charter)

                                      Utah
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                 (State or other jurisdiction of incorporation)

      0-22968                                            87-0363789
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Commission File Number                          IRS Employer Identification
      Number

           100 BUSH STREET, SUITE 600, SAN FRANCISCO, CALIFORNIA 94104
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 283-4757
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Item 4.02  AMENDMENT TO ITEM 8.01 CHANGING DISCLOSURE TO ITEM 4.02
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On November 14, 2005 Indigenous Global Development Corporation (the Registrant)
files amendment of Form 8-K previously filed on October 28, 2005 under disclosure item 8.01. The amendment changes filing disclosure item from 8.01 to disclosure item 4.02. By filing under disclosure item 4.02 IGDC states that a committee of the BOARD OF Directors does conclude that statements covering one or more interim periods have no errors in said financial statements.


Stonefield Josephson Inc. Withdraws Reports On Financial Statements
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On October 28, 2005 Indigenous Global Development Corporation (the "Registrant")
Received from Stonefield Josephson Inc. IGDC's independent public auditor of record during dates stated below a letter notifying Indigenous Global
Development Corporation that they withdraw their report dated September 24, 2005 on the Company's financial statements as of June 30, 2004, and for the two Years in the period ended June 30, 2004 effective immediately. In addition, Stonefield Josephson, Inc. also withdraws it's report dated October 3, 2003 on the Company's financial statements as of June 30, 2003 and for the year ended JUNE 30, 2003. Stonefield Josephson also states that reliance should not be placed on their reports referred to above statement or any of the related financial statements.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 4, 2005             INDIGENOUS GLOBAL DEVELOPMENT CORPORATION


                                      By: /s/ Deni Leonard
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                                          Deni Leonard, President